Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Victor Dellovo, certify that:

1.I have reviewed this quarterly report on Form 10-K/A of CSP Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 28, 2013

/s/Victor Dellovo
Victor Dellovo
Chief Executive Officer;
President and Director